SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          On July 17, 2002 Amgen Inc. completed its merger with Immunex Corp., both components of Biotech HOLDRS. As a result of the merger, in exchange for each share of Immunex, shareholders received $4.50 in cash and .44 shares of Amgen stock. Immunex Corp. is no longer included in Biotech HOLDRS. The share amount of Amgen Inc. represented by a round-lot of 100 Biotech HOLDRS is now 64.48.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)   Exhibits

                    99.1 Biotech HOLDRS Trust Prospectus Supplement dated
                         September 30, 2002 to Prospectus dated March 12, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  October 31, 2002                     By:      /s/ MITCHELL M. COX
                                                     -------------------
                                            Name:    Mitchell M. Cox
                                            Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

     (99.1) Biotech HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.